EXECUTION VERSION

FIRST AMENDMENT TO
UNCOMMITTED REVOLVING LINE OF CREDIT AGREEMENT

THIS FIRST AMENDMENT TO UNCOMMITTED REVOLVING LINE OF CREDIT AGREEMENT (this “Amendment”), dated as of July 22, 2013, is by and among HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (the “Customer”), the Guarantors party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as lender (in such capacity, “Lender”) and as sponsor bank (in such capacity, “Sponsor Bank”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors (together with the Borrower, the “Loan Parties”), the Lender and the Sponsor Bank are parties to that certain Uncommitted Revolving Line of Credit Agreement dated as of July 20, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lender modify the Termination Date of the Credit Agreement; and

WHEREAS, the Lender is willing to modify the Termination Date of the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Definition of Termination Date. The definition of Termination Date set forth in Section 1.1 of the Credit Agreement is hereby amended such that the phrase “July 20, 2013” is replaced with “October 20, 2013”.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon receipt by the Lender of a copy of this Amendment duly executed by each of the Loan Parties, the Sponsor Bank and the Lender.

ARTICLE III
MISCELLANEOUS
3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No approvals or other authorizations are required under the laws of the jurisdiction of such Loan Party’s organization with respect to the entering of this Amendment by such Loan Party or for the performance of its respective obligations hereunder, except as shall have been obtained and are in full force and effect.

(d)    The representations and warranties set forth in Article 4 of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default.

(f)    The Credit Agreement continues to create a valid security interest in, and lien upon, the Collateral of the Customer, in favor of the Lender, which security interest and lien is perfected in accordance with the terms of the Credit Agreement and constitutes a valid first priority, perfected security interest in such Collateral.

(g)    The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Customer agrees to pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Lender’s legal counsel.

3.6    Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Lender, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS) OF THE STATE OF NEW YORK.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14, 10.15 and 10.21 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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HEARTLAND PAYMENT SYSTEMS, INC.
AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

HEARTLAND PAYMENT SYSTEMS, INC.,
a Delaware corporation, as Customer

By:    /s/ Charles H.N. Kallebach
Name: Charles H.N. Kallenbach
Title: Secretary

THE HEARTLAND PAYROLL COMPANY, L.L.C., an Ohio limited liability company, as a Guarantor

By:    /s/Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: Secretary

DEBITEK, INC., a Delaware corporation, as a Guarantor

By:    /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: Secretary

HEARTLAND ACQUISITION, LLC, a Delaware corporation, as a Guarantor

By:    /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:    /s/ James T. King
Name: James T. King
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Sponsor Bank

By:    /s/ James T. King
Name: James T. King
Title: Senior Vice President